EXHIBIT 10.53

                        AMENDMENT AND PARTIAL TERMINATION
                         OF AGREEMENT AND ASSIGNMENT OF
                  INTEREST IN GEOPHYSICAL EXPLORATION AGREEMENT
                              ESPERSON DOME PROJECT
                       LIBERTY AND HARRIS COUNTIES, TEXAS
                       ----------------------------------

     This Amendment and Partial Termination of Agreement and Assignment of Interest in Geophysical Exploration Agreement, Esperson Dome Project, Liberty and Harris Counties, Texas (the "Amendment and Partial Termination") is made and entered into effective as of the 12th day of February, 2003, by and between BRIGHAM OIL & GAS, L.P. ("BOG") and VAQUERO GAS COMPANY INCORPORATED ("Vaquero") (BOG and Vaquero are sometimes individually referred to herein as a "Party" and collectively referred to herein as the "Parties").

                              W I T N E S S E T H:

     WHEREAS, BOG, Ameritex Minerals and Exploration, Ltd., Bright and Company, DDD Energy, Inc., RIMCO Production Company, Inc., RIMCO Exploration Partners, L.P.I, RIMCO Exploration Partners, L.P.II and Wilcox Oil & Gas, Inc. entered into that certain Geophysical Exploration Agreement, Esperson Dome Project, Liberty and Harris Counties, Texas, dated November 1, 1994, (the "Exploration Agreement"), regarding the exploration and development of an area of mutual interest (as more particularly described in the Exploration Agreement and referred to herein as the "AMI") in Liberty and Harris Counties, Texas (such lands as from time to time may be included within the AMI are referred to herein as the "Subject Lands"); and

     WHEREAS, BOG and Vaquero entered into that certain Agreement and Assignment of Interest in Geophysical Exploration Agreement, Esperson Dome Project, Liberty and Harris Counties, Texas, dated effective November 1, 1994 (the "Agreement"); and

     WHEREAS, under the terms of the Agreement, BOG assigned to Vaquero, all of BOG's interest in the Subject Lands and Exploration Agreement, and reserved unto itself a net profits overriding royalty interest (the "NPORRI"), convertible to an undivided forty percent (40%) of Vaquero's interest in the Subject Lands upon "Payout #1," as defined in the Agreement, and an additional undivided ten percent (10%) of Vaquero's interest in the Subject Lands upon "Payout #2," as defined in the Agreement; and

     WHEREAS, the AMI created pursuant to the terms of the Exploration Agreement has been revised, amended and extended until September 1, 2004 by the parties to the Exploration Agreement by: (1) notice letter from BOG dated March 11, 1996 revising the geographical limits of the AMI; (2) Amendment effective as of August 25, 1998 extending the term of the AMI until September 1, 2001; and (3) Amendment effective as of September 1, 2000 extending the term of the AMI until September 1, 2004; and

     WHEREAS, by Assignment of Interest dated effective May 1, 2001, Vaquero assigned to BOG, an undivided forty percent (40%) of Vaquero's interest in the Subject Lands, and producing wells situated thereon drilled pursuant to the terms of the Exploration Agreement (the "Assignment") pursuant to Vaquero's belief that Payout #1, as defined in the Agreement, had occurred during April of 2001; and


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     WHEREAS,  BOG  disputed  the occurrence of Payout #1 in April of 2001, upon the belief that Payout #1 occurred in November of 2000, and thus should have been effective December 1, 2000 pursuant to the terms of the Agreement; and

     WHEREAS, the dispute has resulted in litigation between the Parties styled Cause No. 2002-07142; Vaquero Gas Company Incorporated v. Brigham Oil & Gas, L.P., in the 190th District Court of Harris County, Texas (the "Lawsuit"); and

     WHEREAS, the Parties have agreed to settle the Lawsuit pursuant to the terms of that certain Settlement Agreement, Release and Compromise of Litigation, Claims and Causes of Action (the "Settlement Agreement") being executed contemporaneously with this Amendment and Partial Termination by the Parties; and

     WHEREAS, as part of the settlement, the Parties have agreed to amend and partially terminate the Agreement upon the following terms and conditions.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and in the Settlement Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the following:

     1.   Payout  #1,  as  defined  in the Agreement, was effective May 1, 2001.

     2. Sections 1.2 and 1.4 of the Agreement are amended to add the following sentence at the end of both sections: "Vaquero's indemnity obligations to BOG set forth in this section shall be binding upon and be obligations of Vaquero's successors and assigns."

     3. Except for the obligation of Vaquero to make assignments to BOG in connection with Payout #1 pursuant to Section 2.2 of the Agreement, the Agreement is hereby terminated and is thus no longer in force and effect. This partial termination, among other thing, obviates Vaquero's obligation to account for and make any additional assignment to BOG upon Payout #2 pursuant to Sections 2.3 and 2.5 of the Agreement.

     4. The foregoing partial termination of the Agreement, however, is not intended as, and shall not operate as, a termination or impairment of:

          (a) the rights acquired by Vaquero as a result of BOG's initial assignment of its interest in the Subject Lands and Exploration Agreement to Vaquero pursuant to Section 1.1 of the Agreement;

          (b) the rights acquired by BOG as a result of the Assignment from Vaquero pursuant to Section 2.1 of the Agreement;

          (c) the respective rights of the Parties pursuant to the terms of the Exploration Agreement;

          (d)  the  respective  rights  of  the  Parties  pursuant  to  the AMI;

          (e) the individual Prospect Area AMI's established for each of the Prospect Areas for the wells identified on the attached Exhibit 1, pursuant to Section 5.4 of the Exploration Agreement; and


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          (f)  Vaquero's  indemnity  obligations to Brigham pursuant to Sections
               1.2  and  1.4  of  the  Agreement.

     5. The Parties shall execute a Memorandum of Amendment and Partial Termination of Agreement and Assignment to reflect the terms hereof (the "Memorandum"). Counsel for Vaquero shall record the Memorandum in the appropriate real property records of Liberty and Harris Counties, Texas.

     ACCEPTED AND AGREED to by each of the Parties hereto on the date set forth below under the signature of each, but effective February 12, 2003.

                                              VAQUERO  GAS  COMPANY
                                              INCORPORATED



                                              By:  /s/  A. Lee Jordan
                                                 -------------------------------
                                                    A. Lee Jorden, President

                                              Date  Signed:   March 14, 2003
                                                           ---------------------

THE STATE OF TEXAS         /
                           /
COUNTY OF HARRIS           /

     This instrument was acknowledged before me on this 14th day of March, 2003, by A. Lee Jorden, President of Vaquero Gas Company Incorporated, a Texas corporation, on behalf of said corporation.


                                           /s/  Jackie  J.  Hebert
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas



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                                     BRIGHAM  OIL  &  GAS,  L.P.  BY
                                     BRIGHAM  EXPLORATION  COMPANY,
                                     ITS  MANAGING  GENERAL  PARTNER


                                     By:     /s/  David T. Brigham
                                        ---------------------------------------
                                     Printed  Name:    David T. Brigham
                                                   ----------------------------
                                     Title:   Executive Vice President
                                           ------------------------------------
                                     Date  Signed:     March 13, 2003
                                                  -----------------------------


THE STATE OF TEXAS      /
                        /
COUNTY OF TRAVIS        /

     This instrument was acknowledged before me on this 13 day of March, 2003, by David T. Brigham, Executive Vice President of Brigham Exploration Company, Managing General Partner of Brigham Oil & Gas, L.P., a Delaware limited partnership, on behalf of said limited partnership.


                                             /s/  Beth  A.  Smith
                                     -------------------------------------------
                                     Notary Public in and for the State of Texas


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